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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2007

                             NPC International, Inc.
             (Exact name of registrant as specified in its charter)

          Kansas                    000-13007                 48-0817298
 (State or other jurisdiction     (Commission             (I.R.S. Employer
      incorporation               File Number)           Identification No.)

                             7300 West 129th Street
                           Overland Park, Kansas 66213
                (Address of principal executive office)(Zip Code)

                                 (913) 327-5555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01.  Regulation FD Disclosure.

      On February 12, 2007, NPC International, Inc. (the "Company"), announced that it had signed an asset purchase agreement with Pizza Hut of Idaho, Inc.; Rocky Mountain Pizza Huts, Inc.; Northwest Restaurant Group, Inc.; and Northern Idaho Pizza Huts, Inc., to acquire 59 Pizza Hut units located primarily in Idaho and the Spokane Valley for $27.1 million. The Company expects that the transaction will be funded by approximately $16 million of available cash reserves and borrowings on the Company's $75 million revolving credit facility. Consummation of the transaction is subject to approval by Pizza Hut, Inc., and other customary consents and approvals. A copy of the press release containing the announcement is attached to this current report filed on Form 8-K as Exhibit
99.1 and is incorporated in its entirety in this Item 7.01 disclosure by reference.

     The information in this Form 8-K and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.


Item 9.01   Financial Statements and Exhibits.

Number      Description
------      -----------

99.1        Press Release dated February 12, 2007, issued by NPC
            International, Inc.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NPC INTERNATIONAL, INC.


                                          By: /s/ Troy D. Cook
                                              ______________________________
                                              Troy D. Cook
                                              Executive Vice President Finance
                                              and Chief Financial Officer

Date:  February 12, 2007



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INDEX TO EXHIBITS

Exhibit     Description
-------     -----------

99.1        Press Release dated February 12, 2007, issued by NPC
            International, Inc.